SEGMENT INFORMATION (Tables)	12 Months Ended
Dec. 31, 2023
SEGMENT INFORMATION
Schedule of segment profitability and reconciliation to consolidated net income (loss) and comprehensive income (loss)

	Year Ended December 31,
	2023	2022	2021
	U.S. dollars in thousands
Commercial Operations Segment Adjusted EBITDA	(20,173)	(16,595)	(15,527)
Research And Development Adjusted EBITDA	(8,165)	(12,420)	(37,247)
Financial income (expenses), net	11,284	(28,825)	(16,609)
Share-based compensation to employees and service providers	(1,647)	(5,675)	(10,212)
Depreciation	(1,445)	(2,136)	(1,914)
Amortization and impairment of intangible assets	(545)	(6,018)	(16,235)
Gain from early termination of lease, net	543	—	—
Other income	44,064	—	—
Consolidated Comprehensive Income (Loss)	23,916	(71,669)	(97,744)

Schedule of percentages of total net revenues from major customers

	Year Ended December 31,
	2023	2022	2021
Customer A	30%	32%	32%
Customer B	28%	30%	31%
Customer C	37%	33%	32%